Exhibit 10.3

ALLONGE AND MODIFICATION AGREEMENT (NOTE NO. 2)

(Amendment and Modification of Note No. 2)

THIS ALLONGE AND MODIFICATION AGREEMENT (the “Agreement”) is dated as of the 22nd day of March, 2022, by Broad Street Operating Partnership, LP, a Delaware limited partnership, Broad Street Realty, Inc., a Delaware corporation, and Broad Street Realty, LLC, a Maryland limited liability company, their respective successors and/or assigns (collectively, the “Borrower” for clerical convenience); MVB Bank, INC., a West Virginia banking corporation, its successors and/or assigns (the “Lender”); and Michael Z. Jacoby (individually) (the “Guarantor”).

R E C I T A L S :

1.
In accordance with the terms of that certain Loan Agreement dated on or about December 27, 2019, as previously amended, and as further amended by that certain Modification Agreement dated on or about the date hereof (the “Modification Agreement”), executed in favor of the Lender by each Borrower and Guarantor (as amended, the “Loan Agreement”), the Lender agreed to make one or more commercial loans to the Borrower in the aggregate, amended principal amount of up to eight Million Five Hundred Thousand and 00/100 Dollars ($8,500,000.00) (hereinafter, whether administered as one or more loans, referred to, singularly or collectively, as the “Loan”). The Lender is the holder of the Notes (defined below).
2.
The Loan is evidenced by, among other documents, those certain promissory notes payable to the order of Lender (collectively, together with any and all respective allonges, amendments, modifications, extensions, and/or supplements thereto, the “Notes”), and being further described as follows:
a.
Promissory Note in the face amount of Four Million Five Hundred Thousand and 00/100 Dollars ($4,500,000.00) (“Original Note No. 1”), dated on or about December 27, 2019, as amended by that certain separate Allonge and Modification Agreement dated on or about the date hereof (the “Note No. 1 Allonge”) (collectively, Original Note No. 1, as previously amended, and as further amended the Note No. 1 Allonge, together with any and all other allonges, amendments, modifications, extensions, and/or supplements thereto, are referred to as “Note No. 1”);
b.
Promissory Note in the face amount Two Million and 00/100 Dollars ($2,000,000.00) (“Original Note No. 2”), dated on or about December 27, 2019, as previously amended, and as further amended by this Agreement (collectively, Original Note No. 2, as previously amended, and as further amended by this Agreement, together with any and all other allonges, amendments, modifications, extensions, and/or supplements thereto, are referred to as “Note No. 2”); and
c.
Promissory Note in the face amount of Two Million and 00/100 Dollars ($2,000,000.00) (“Note No. 3”) dated on or about the dated of this Agreement.
3.
The Loan is further evidenced and secured by the Loan Documents (as defined in the Modification Agreement).
4.
The parties hereto desire to further modify the terms of Note No. 2 in accordance with the terms stated herein;

W I T N E S S E T H :

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged and affirmed, the parties hereto do hereby agree as follows:

1.
Recitals; Incorporation. All of the recitals stated above are hereby incorporated herein by reference as if fully set forth in the body of this Agreement. All of the Loan Documents are hereby incorporated herein by reference as if fully set forth in the body of this Agreement.
2.
Modification of Note No. 2; Ratification.
a.
The Maturity Date (as defined in Note No. 2) of Note No. 2 is hereby further extended and is deemed to be June 27, 2023, when all principal that remains outstanding under Note No. 2, together with all other amounts, including, but not limited to, accrued but unpaid interest, costs, and fees, if any, shall be and become due and payable in full. TIME IS OF THE ESSENCE. This is a special circumstance and the Lender shall be under no obligation to further extend the Maturity Date.
b.
No further draws, advances, or re-advances will be permitted under Note No. 2.
c.
Borrower shall continue to pay to Lender regular installments of principal and interest as and when required under the terms of Note No. 2.
d.
The Exit Fee (as defined in the Modification Agreement) shall be paid to Lender on the Maturity Date and/or any prepayment of Note No. 2.
e.
All references in Note No. 2 to the “Guarantors” shall be deemed to mean and refer to the Guarantor (as defined herein). All references in Note No. 2 to the “Unconditional Guaranty Agreement” shall be deemed to mean and refer to that certain amended and restated Unconditional Guaranty Agreement dated on or about the date hereof, executed and delivered by Guarantor.
f.
Each Borrower hereby jointly and severally:
i.
ratifies and reaffirms its promise to pay to the order of Lender, its successors and/or assigns, all principal sums advanced and/or re-advanced under the Loan and evidenced by Note No. 2, that remain outstanding, together with all accrued but unpaid interest, costs, and fees as and when they come due thereunder in accordance with the terms thereof;
ii.
ratifies and reaffirms that Note No. 2 is and remains a valid and legally binding obligation of the Borrower, enforceable against the Borrower, jointly and severally, in accordance with the terms thereof;
iii.
confirms that Note No. 2 remains contemplated and secured by the Security Agreement and all of the other Loan Documents; and
iv.
confirms that all references to Note No. 2 are inclusive of all amendments and/or modifications thereto.

This Agreement shall be deemed to be incorporated into and become a part of Note No. 2 as if fully set forth therein, and may be attached to Note No. 2. Except as modified herein, all other terms and conditions of Note No. 2 shall remain unchanged and in full force and effect.

3.
Other Covenants.
a.
The agreements, obligations, warranties, and representations of Borrower contained herein are joint, several, and joint and several with respect to each Borrower.
b.
Each of the undersigned hereby certifies that the execution, delivery, and performance of this Agreement has been properly authorized, consented to, and approved by all requisite and necessary parties.
c.
Nothing contained herein shall modify or affect other notes that may be in favor of the Lender and referred to in any of the Loan Documents, including, but not limited to, Note No. 1 and Note No. 3.
d.
This Agreement is a modification only and does not effect or constitute a novation or release of any Borrower’s or Guarantor’s respective obligations under Note No. 2 or any of the other Loan Documents or any agreements contained therein.
e.
In connection with this Agreement and all matters contemplated herein, the Borrower agrees to pay to the Lender its attorneys’ fees and loan modification fees incurred on or before the date hereof, all of which shall be deemed earned in full as of the date hereof.
f.
Each Borrower hereby covenants and agrees to execute and deliver, any and all instruments, papers, deeds, acts, and/or things, supplemental, confirmatory, or otherwise, as reasonably may be required by the Lender for the purpose of effecting the modifications described or contemplated herein.
g.
This Agreement is binding on the parties hereto, their respective heirs, estates, personal representatives, successors, assigns, and/or successors in title.
h.
This Agreement may be executed by the parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Copies of documents or signature pages bearing original signatures, and executed documents or signature pages delivered by a party by telefax, facsimile, or e-mail transmission of an Adobe® file format document (also known as a PDF file) shall, in each such instance, be deemed to be, and shall constitute and be treated as, an original signed document or counterpart, as applicable. Any party delivering an executed counterpart of this Agreement by telefax, facsimile, or e-mail transmission of an Adobe® file format document also shall deliver an original executed counterpart of this Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and legally binding effect of this Agreement.
i.
This Agreement constitutes the entire agreement between the parties hereto, and supersedes all prior discussions among the parties hereto.

(signatures follow next)

WITNESS the following signatures and seals of the undersigned to this Allonge and Modification Agreement:

Borrower:

Broad Street Operating Partnership, LP

a Delaware limited partnership

By: Broad Street OP GP, LLC

a Delaware limited liability company

its General Partner

By:	/s/ Michael Z. Jacoby (seal)
Michael Z. Jacoby
Chief Executive Officer

Broad Street Realty, Inc.

a Delaware corporation

By:	/s/ Michael Z. Jacoby (seal)
Michael Z. Jacoby
Chief Executive Officer

Broad Street Realty, LLC

a Maryland limited liability company

By:	/s/ Michael Z. Jacoby (seal)
Michael Z. Jacoby
Chief Executive Officer

STATE OF ____________________

CITY/COUNTY OF ____________________, to wit:

The foregoing instrument was acknowledged before me, a notary public, this _____ day of March, 2022, by Michael Z. Jacoby, as Chief Executive Officer of Broad Street OP GP, LLC, a Delaware limited liability company, the General Partner of Broad Street Operating Partnership, LP, a Delaware limited partnership, as Chief Executive Officer of Broad Street Realty, Inc., a Delaware corporation, and as Chief Executive Officer of Broad Street Realty, LLC, a Maryland limited liability company.

My Commission Expires: __________________________

Registration Number: Notary Public

(signatures continue next)

WITNESS the following signatures and seals of the undersigned to this Allonge and Modification Agreement (continued):

Guarantor:

/s/ Michael Z. Jacoby (seal)
MICHAEL Z. JACOBY (individually)

STATE OF ____________________

CITY/COUNTY OF ____________________, to wit:

The foregoing instrument was acknowledged before me, a notary public, this _____ day of March, 2022, by Michael Z. Jacoby (individually).

My Commission Expires: __________________________

Registration Number: Notary Public

(signatures continue next)

Witness our signatures and seals to the Allonge and Modification Agreement (continued):

Lender:

MVB Bank, INC.

a West Virginia banking corporation

By:	/s/ Garret Reed
Print Name:	Garret Reed
Title:	Senior Vice President